Investor presentation Michal Cupa Chief Operating Operator Brunswick UBS conference September 27, 2004

Disclaimer This presentation is not an offer to sell or solicitation of an offer to buy any shares of our common stock in any circumstances under which any such offer or solicitation is unlawful. You should not assume that the information in this presentation or any supplement is accurate as of any date other than the date in front of those documents You may rely only on the information incorporated by reference or contained in our prospectus filed with the US Securities and Exchange Commission. We have not authorized anyone else to provide you with different information. You may request a copy of the prospectus at no cost, by writing or telephoning us at the following address: Golden Telecom, Inc. 2831 29th Street, NW Washington, DC 20008 USA Telephone: (202) 332-5997

0 20 40 60 80 100 120 140 (US$m) 1999 2001 2002 2003 2004 2000 A successful alternative operator IPO Acquisition of Agama Holdings Acquisition of Cityline, Uralrelcom, ADS (Nizhny Novgorod) Alfa acquires 48% stake New CEO and CFO Acquisition of Sovintel First profitable quarter (1Q 2002) Acquisition of Sibchallenge (Krasnoyarsk) Acquisition of Comincom/ Combellga Acquisition of Samara-Telecom First dividend paid Golden Telecom quarterly revenues Appointment of new COO Acquisition of WestBalt Telecom (Kaliningrad) Acquisition of Buzton (Uzbekistan) Appointment of new CFO

Golden Telecom network Golden Telecom network

Lines of business - 1H2004 Large enterprises SME/SOHO Other Large Enterprises 0.77 0.19 0.04 Note: 1H2004 revenues; breakdown of Sovintel Carrier and Operator clients and Business and Corporate clients only Cellular operators Domestic carriers VoIP operators ISPs Intl. carriers, voice Intl. carriers, data East 0.51 0.14 0.15 0.02 0.11 0.07

Share of the Moscow Market Shares of alternative operators in the Moscow market in 2003 Source: Communications Ministry, IKS-Consulting, J'Son & Partners, information from companies, GT in-house estimates

Share of the Russian Market Shares of alternative operators in the Russian market in 2003 Source: Communications Ministry, IKS-Consulting, J'Son & Partners, information from companies, GT in-house estimates

Golden Telecom: our strategy To be the leading facilities-based alternative voice, data and Internet services company in Russia and key markets in the CIS Pursue consolidation opportunities Increase market share by offering bundled voice and data services Extend leading position in data and Internet markets Reduce operating costs and satisfy capacity needs through network planning Focus operating activities and capex in major metropolitan areas Selective acquisitions focused on the regions to improve and expand our presence Integrated telecommunications solutions and services from a one- stop shop Increasing the number of access points to satisfy growing demand for data and Internet services Owning our local exchange and customer access networks Selective investment to build fiber optic cables on high capacity routes to reduce costs and meet increases in demand Focus on cities where demand for services is most concentrated

Sources of growth: regions ADS (Nizhny Novgorod) revenue growth Source: Golden Telecom Golden Telecom Ukraine revenue growth

Focus on high demand regions



Kaliningrad
St. Petersburg
Pskov
Arkhangelsk
Syktyvkar
Moscow
UKRAINE
Kiev
Orel
Nizhny Novgorod
Voronezh
Odessa
Samara
Ekaterinburg
Volgograd
Novorossiysk
Tyumen
Krasnodar
Saratov
Ufa
RUSSIA
Novosibirsk
Krasnoyarsk
Irkutsk
Novokuznetsk
Khabarovsk
Vladivostok
KAZAKHSTAN
Tashkent
Almaty
UZBEKISTAN
Population density
Less than 1.2 million
1.2–1.75 million
1.75–3.3 million
More than 3.3 million

10

Shareholder structure Source: SEC filings

Financial highlights EBITDA*, US$ million Operating cashflow, US$ million Consolidated revenues, US$ million Net income, US$ million Note: * See EBITDA reconciliation and definition on page 17

Margins recovered in second quarter 2Q03 3Q03 4Q03 1Q04 2Q04 Operating margin 0.217 0.203 0.151 0.158 0.182 Business and Corporate services 0.31 0.268 0.183 0.228 0.237 Carrier and Operator Services 0.183 0.21 0.187 0.138 0.172 Consumer Internet Services -0.069 -0.111 -0.054 0.09 0.053 Mobile Services 0.444 0.472 0.286 0.222 0.3

Disciplined capital expenditure

Summary We have built a profitable alternative operator We are currently the leading telecoms provider for Russia's business sector Growth comes from Moscow, new market segments and our regional expansion We have the track record - corporate governance, financial discipline, profitability

Appendix

EBITDA reconciliation

US$ million	12 months ended			6 months ended	
	31-Dec-01	31-Dec-02	31-Dec-03	30-Jun-03	30-Jun-04
EBITDA	**(3.9)**	**61.4**	**115.0**	**55.6**	**82.0**
Depreciation and amortization	(41.4)	(30.0)	(45.3)	(20.9)	(35.7)
Operating income (loss)	**(45.3)**	**31.4**	**69.7**	**34.7**	**46.3**
Equity in earnings of ventures	8.2	4.4	4.7	—	0.2
Foreign currency gain (loss)	(0.6)	(1.2)	(0.2)	0.2	(0.2)
Interest income (expense), net	0.7	(0.7)	(0.9)	(1.0)	0.3
Minority interest	(0.1)	(0.5)	(0.5)	(0.2)	(0.5)
Total other income (expense)	**8.2**	**2.0**	**3.1**	**(1.0)**	**(0.2)**
Income (loss) before income taxes	**(37.1)**	**33.4**	**72.8**	**33.7**	**46.1**
Income taxes	(1.9)	(4.6)	(17.4)	(9.0)	(14.5)
Income (loss) before cumulative effect of a change in accounting principle	**(39.0)**	**28.8**	**55.4**	**24.7**	**31.6**
Cumulative effect of a change in accounting principle	—	1.0	—	—	—
Net income (loss)	**(39.0)**	**29.8**	**55.4**	**24.7**	**31.6**

Note: EBITDA is defined as operating income plus depreciation and amortization. This measure is not defined by generally accepted accounting principles (GAAP) and is a measure of a company's performance commonly used in the telecommunications industry, but should not be construed as an alternative to operating income/(loss) determined in accordance with GAAP as an indicator of operating performance or as an alternative to cash from operating activities determined in accordance with GAAP as a measure of liquidity.

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Financial summary US$ million 31-Dec-00 31-Dec-01 31-Dec-02 31-Dec-03 Guidance for 12 months ended 31-Dec-04 Revenues 113.1 140.0 198.7 360.5 510-530 Access and network services (excluding depreciation and amortization) (51.0) (63.7) (91.2) (181.1) SG&A (excluding depreciation and amortization (45.4) (48.9) (46.1) (64.4) Depreciation and amortization (31.9) (41.4) (30.0) (45.3) (65-70) Income / (loss) from operations (15.2) (45.3) 31.4 69.7 105-110 Non-operating income 5.9 8.2 2.0 3.1 Provision for income taxes (1.0) (1.9) (4.6) (17.4) Net income / (loss) (10.3) (39.0) 29.8 55.4 n/a 12 months ended

Special note regarding forward looking statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements. Such statements include the expected benefits of the Comincom and other acquisitions, estimates of future financial and operating performance, expectations regarding future market position, opportunities, and growth, geographical markets that we plan to enter, and effectiveness of our strategic responses. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include our ability to consummate potential acquisitions, our ability to efficiently integrate the acquired companies, unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, changes in the macroeconomic and political environment, changes in local regulatory regimes, or shifts in strategy by our partners. All forward looking statements are made as of September 24, 2004 and Golden Telecom disclaims any duty to update such statements. Additional information concerning the factors that could cause actual results to differ materially from those projected in the forward looking statements is contained in the company's annual report on Form 10K for the year ended December 31, 2003 and the Company's quarterly report on Form 10Q for the quarter ended June 30, 2004 and other filings with the U.S. Securities and Exchange Commission (SEC). Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For more information contact Investor Relations: e-mail: investorrelations@gldn.net, web: www.goldentelecom.com tel.: +7-501-797-9300; fax: +7-501-797-9332